UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 15, 2004 (April 14, 2004)

DYNACQ HEALTHCARE, INC.

(Exact name of registrant as specified in charter)

Delaware

(State of Incorporation)

000-21574	76-0375477
(Commission File No.)	(I.R.S. Employer Identification No.)

10304 Interstate 10 East, Suite 369, Houston, Texas 77029

(Address of Principal Executive Offices, including zip code)

(713) 378-2000

(Registrant’s telephone number, including area code)

Item 5. Other Events.

On April 15, 2004, Dynacq Healthcare, Inc. announced that the Nasdaq Listing Qualifications Panel has notified the Company that its common stock will be delisted from the Nasdaq National Market as of the opening of business on Friday, April 16, 2004. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)    Exhibits. The following items are filed as exhibits to this report:

99.1 Press Release dated April 15, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNACQ HEALTHCARE, INC.

Dated: April 15, 2004	By:	/s/ Philip S. Chan

Philip S. Chan Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 15, 2004.